                                 EXHIBIT 99.2

       Unaudited Supplemental Second Quarter 1999 Financial Information

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)



                                                                                       JUNE 30,                   VARIANCE
                                                                              --------------------------   -----------------------
                                                                                  1999         1998          DOLLAR     PERCENTAGE
                                                                              ------------  ------------   -----------  ----------
                                                                                      (DOLLARS IN THOUSANDS)
ASSETS
  Cash and due from banks                                                     $  1,140,966  $  1,154,531   $   (13,565)      (1.2)%
  Interest-bearing deposits at financial institutions                               49,808        28,010        21,798       77.8
  Federal funds sold and securities
    purchased under agreements to resell                                           120,762       179,882       (59,120)     (32.9)
  Trading account assets                                                           282,199       237,049        45,150       19.0
  Loans held for resale                                                            403,520       205,378       198,142       96.5
  Available for sale investment securities (amortized cost: $8,035,376,
         and $7,542,679, respectively)                                           7,939,035     7,610,153       328,882        4.3
  Loans                                                                         20,263,128    20,238,547        24,581        0.1
    Less: Unearned income                                                          (32,016)      (37,840)        5,824       15.4
             Allowance for losses on loans                                        (340,586)     (337,602)       (2,984)      (0.9)
                                                                              ------------  ------------   -----------
        Net loans                                                               19,890,526    19,863,105        27,421        0.1
  Premises and equipment                                                           584,717       543,101        41,616        7.7
  Accrued interest receivable                                                      281,752       275,634         6,118        2.2
  FHA/VA claims receivable                                                         137,337       132,735         4,602        3.5
  Mortgage servicing rights                                                        115,033       103,352        11,681       11.3
  Goodwill and other intangibles                                                   725,046       260,754       464,292      178.1
  Other assets                                                                     589,471       448,562       140,909       31.4
                                                                              ------------  ------------   -----------
        Total assets                                                          $ 32,260,172  $ 31,042,246   $ 1,217,926        3.9
                                                                              ============  ============   ===========

Liabilities and shareholders' equity
  Deposits
    Noninterest-bearing                                                       $  4,236,678  $  3,673,019   $   563,659       15.3
    Certificates of deposit of $100,000 and over                                 2,120,692     2,888,454      (767,762)     (26.6)
    Other interest-bearing                                                      18,450,271    16,698,748     1,751,523       10.5
                                                                              ------------  ------------   -----------
        Total deposits                                                          24,807,641    23,260,221     1,547,420        6.7
  Short-term borrowings                                                          2,596,517     1,901,443       695,074       36.6
  Short and medium-term bank notes                                                 105,000       135,000       (30,000)     (22.2)
  Federal Home Loan Bank advances                                                  208,463     1,085,394      (876,931)     (80.8)
  Other long-term debt                                                             894,798     1,036,028      (141,230)     (13.6)
  Accrued interest, expenses, and taxes                                            247,195       236,460        10,735        4.5
  Other liabilities                                                                427,486       379,380        48,106       12.7
                                                                              ------------  ------------   -----------
        Total liabilities                                                       29,287,100    28,033,926     1,253,174        4.5
                                                                              ------------  ------------   -----------

  Commitments and contingent liabilities                                                --            --            --         --
  Shareholders' equity
    Convertible preferred stock                                                     22,134        27,732        (5,598)     (20.2)
    Common stock, $5 par value; 300,000,000 shares authorized;
       142,712,856 and 139,567,809 issued and outstanding,
       respectively                                                                713,564       697,839        15,725        2.3
    Additional paid-in capital                                                     770,932       661,456       109,476       16.6
    Retained earnings                                                            1,541,608     1,595,089       (53,481)      (3.4)
    Unearned compensation                                                          (13,595)      (16,546)        2,951       17.8
    Accumulated other comprehensive income-unrealized gain (loss) on
     available for sale securities, net                                            (61,571)       42,750      (104,321)        NM
                                                                              ------------  ------------   -----------
        Total shareholders' equity                                               2,973,072     3,008,320       (35,248)      (1.2)
                                                                              ------------  ------------   -----------
        Total liabilities and shareholders' equity                            $ 32,260,172  $ 31,042,246   $ 1,217,926        3.9
                                                                              ============  ============   ===========

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                  (UNAUDITED)


                                                         THREE MONTHS ENDED
                                                              JUNE 30,                    VARIANCE
                                                       -----------------------      -------------------------
                                                         1999           1998         DOLLAR        PERCENTAGE
                                                       --------      ---------      --------       ----------
                                                           (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME
  Interest and fees on loans                           $428,335      $ 464,494       $(36,159)        (7.8)%
  Interest on investment securities
    Taxable                                             107,518         95,460         12,058         12.6
    Tax-exempt                                           17,633         14,989          2,644         17.6
  Interest on deposits at financial institutions            450            519            (69)       (13.3)
  Interest on federal funds sold and securities
    purchased under agreements to resell                    963          4,834         (3,871)       (80.1)
  Interest on trading account assets                      3,934          2,803          1,131         40.3
  Interest on loans held for resale                       6,468          3,606          2,862         79.4
                                                       --------      ---------       --------
      Total interest income                             565,301        586,705        (21,404)        (3.6)
                                                       --------      ---------       --------

INTEREST EXPENSE
  Interest on deposits                                  206,296        222,187        (15,891)        (7.2)
  Interest on short-term borrowings                      26,088         20,403          5,685         27.9
  Interest on long-term debt                             21,328         37,289        (15,961)       (42.8)
                                                       --------      ---------       --------
      Total interest expense                            253,712        279,879        (26,167)        (9.3)
                                                       --------      ---------       --------

      NET INTEREST INCOME                               311,589        306,826          4,763          1.6
PROVISION FOR LOSSES ON LOANS                            17,740         43,038        (25,298)       (58.8)
                                                       --------      ---------       --------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                             293,849        263,788         30,061         11.4
                                                       --------      ---------       --------

NONINTEREST INCOME
  Service charges on deposit accounts                    42,523         38,638          3,885         10.1
  Mortgage banking revenue                               24,215         21,624          2,591         12.0
  Bank card income                                        8,083         10,533         (2,450)       (23.3)
  Factoring commissions                                   7,403          7,437            (34)        (0.5)
  Trust service income                                    7,004          6,450            554          8.6
  Profits and commissions from trading activities         1,519          1,583            (64)        (4.0)
  Investment securities gains (losses)                    3,181        (22,584)        25,765           NM
  Other income                                           46,788         55,744         (8,956)       (16.1)
                                                       --------      ---------       --------
      Total noninterest income                          140,716        119,425         21,291         17.8
                                                       --------      ---------       --------

NONINTEREST EXPENSE
  Salaries and employee benefits                        129,871        116,545         13,326         11.4
  Net occupancy expense                                  21,676         18,289          3,387         18.5
  Equipment expense                                      20,218         17,387          2,831         16.3
  Goodwill and other intangible amortization             12,285          6,609          5,676         85.9
  Other expense                                          90,959         98,289         (7,330)        (7.5)
                                                       --------      ---------       --------
      Total noninterest expense                         275,009        257,119         17,890          7.0
                                                       --------      ---------       --------

      EARNINGS BEFORE INCOME TAXES                      159,556        126,094         33,462         26.5
Applicable income taxes                                  53,792         46,690          7,102         15.2
                                                       --------      ---------       --------
      NET EARNINGS                                     $105,764      $  79,404       $ 26,360         33.2
                                                       ========      =========       ========

      NET EARNINGS APPLICABLE TO COMMON SHARES         $105,318      $  78,936       $ 26,382         33.4
                                                       ========      =========       ========

EARNINGS PER COMMON SHARE
    Basic                                              $   0.74      $    0.57       $   0.17         29.6
    Diluted                                                0.73           0.56           0.17         30.4

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
    Basic                                               142,574        138,077          4,497          3.3
    Diluted                                             144,798        142,525          2,273          1.6

                           UNION PLANTERS CORPORATION
                        SUMMARY OF CONSOLIDATED RESULTS
                                  (UNAUDITED)

                                                                     THREE MONTHS ENDED
                                                                         JUNE 30,
                                                                  -------------------------
                                                                     1999           1998          VARIANCE      PERCENTAGE
                                                                  ---------       ---------       ---------     ----------
                                                                   (DOLLARS IN THOUSANDS)
Interest income                                                   $ 565,301       $ 586,705       $(21,404)        (3.6)%
Interest expense                                                   (253,712)       (279,879)        26,167         (9.3)
                                                                  ---------       ---------       --------
     NET INTEREST INCOME                                            311,589         306,826          4,763          1.6
PROVISION FOR LOSSES ON LOANS                                       (17,740)        (43,038)        25,298        (58.8)
                                                                  ---------       ---------       --------
     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS        293,849         263,788         30,061         11.4
NONINTEREST INCOME
   Service charges on deposit accounts                               42,523          38,638          3,885         10.1
   Mortgage banking revenue                                          24,215          21,624          2,591         12.0
   Bank card income                                                   8,083          10,533         (2,450)       (23.3)
   Factoring commissions                                              7,403           7,437            (34)        (0.5)
   Trust service income                                               7,004           6,450            554          8.6
   Profits and commissions from trading activities                    1,519           1,583            (64)        (4.0)
   Other income                                                      37,053          34,370          2,683          7.8
                                                                  ---------       ---------       --------
            Total noninterest income                                127,800         120,635          7,165          5.9
                                                                  ---------       ---------       --------
NONINTEREST EXPENSE
   Salaries and employee benefits                                   129,871         116,545         13,326         11.4
   Net occupancy expense                                             21,676          18,289          3,387         18.5
   Equipment expense                                                 20,218          17,387          2,831         16.3
   Goodwill and other intangibles amortization                       12,285           6,609          5,676         85.9
   Other expense                                                     90,698          85,601          5,097          6.0
                                                                  ---------       ---------       --------
            Total noninterest expense                               274,748         244,431         30,317         12.4
                                                                  ---------       ---------       --------

     EARNINGS BEFORE MERGER-RELATED CHARGES, OTHER
         SIGNIFICANT ITEMS, AND INCOME TAXES                        146,901         139,992          6,909          4.9

MERGER-RELATED CHARGES AND OTHER SIGNIFICANT ITEMS
   Gain on sale of the credit card portfolio                            874              --            874           NM
   Gain on securitization and sale of FHA/VA loans                       --          19,605        (19,605)          NM
   Gain on sale of ARM loans                                          5,041              --          5,041           NM
   Gain on sale of corporate trust business                           2,417              --          2,417           NM
   Net gain on sales of branches and other selected assets            1,403           1,764           (361)       (20.5)
   Investment securities gains (losses)                               3,181         (22,584)        25,765           NM
   Merger-related expenses                                               --         (13,869)        13,869           NM
   Charter consolidation and other charges related to
     ongoing integration of operations                                   --            (695)           695           NM
   Other, net                                                          (261)          1,881         (2,142)          NM
                                                                  ---------       ---------       --------
     EARNINGS BEFORE INCOME TAXES                                   159,556         126,094         33,462         26.5
Applicable income taxes                                             (53,792)        (46,690)        (7,102)        15.2
                                                                  ---------       ---------       --------
     NET EARNINGS                                                 $ 105,764       $  79,404       $ 26,360         33.2%
                                                                  =========       =========       ========

NET EARNINGS                                                      $ 105,764       $  79,404       $ 26,360         33.2%
MERGER-RELATED CHARGES AND OTHER SIGNIFICANT
  ITEMS, NET OF TAXES                                                (7,733)          9,734        (17,467)          NM
GOODWILL AND OTHER INTANGIBLES AMORTIZATION,
  NET OF TAXES                                                        9,993           6,298          3,695         58.7
                                                                  ---------       ---------       --------
EARNINGS BEFORE MERGER-RELATED CHARGES,
  OTHER SIGNIFICANT ITEMS, AND GOODWILL AND
  OTHER INTANGIBLES AMORTIZATION, NET OF TAXES                    $ 108,024       $  95,436       $ 12,588         13.2%
                                                                  =========       =========       ========

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                  (UNAUDITED)


                                                                   SIX MONTHS ENDED
                                                                       JUNE 30,                        VARIANCE
                                                           ------------------------------      ----------------------
                                                               1999              1998            DOLLAR       PERCENTAGE
                                                           -----------        -----------      ---------      ----------
                                                                   (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME
  Interest and fees on loans                               $   846,106        $   927,938      $ (81,832)        (8.8)%
  Interest on investment securities
    Taxable                                                    214,098            179,638         34,460         19.2
    Tax-exempt                                                  35,093             28,924          6,169         21.3
  Interest on deposits at financial institutions                 1,437              1,027            410         39.9
  Interest on federal funds sold and securities
    purchased under agreements to resell                         1,832             11,668         (9,836)       (84.3)
  Interest on trading account assets                             7,529              5,823          1,706         29.3
  Interest on loans held for resale                             13,791              5,937          7,854        132.3
                                                           -----------        -----------      ---------
      Total interest income                                  1,119,886          1,160,955        (41,069)        (3.5)
                                                           -----------        -----------      ---------

INTEREST EXPENSE
  Interest on deposits                                         419,300            442,438        (23,138)        (5.2)
  Interest on short-term borrowings                             45,342             38,113          7,229         19.0
  Interest on long-term debt                                    47,958             69,828        (21,870)       (31.3)
                                                           -----------        -----------      ---------
      Total interest expense                                   512,600            550,379        (37,779)        (6.9)
                                                           -----------        -----------      ---------

      NET INTEREST INCOME                                      607,286            610,576         (3,290)        (0.5)
Provision for losses on loans                                   34,019             76,250        (42,231)       (55.4)
                                                           -----------        -----------      ---------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                                    573,267            534,326         38,941          7.3
                                                           -----------        -----------      ---------

NONINTEREST INCOME
  Service charges on deposit accounts                           81,390             75,510          5,880          7.8
  Mortgage banking revenue                                      51,702             43,269          8,433         19.5
  Bank card income                                              11,043             20,418         (9,375)       (45.9)
  Factoring commissions                                         14,431             14,741           (310)        (2.1)
  Trust service income                                          13,714             12,731            983          7.7
  Profits and commissions from trading activities                1,864              3,431         (1,567)       (45.7)
  Investment securities gains (losses)                           3,192            (16,730)        19,922           NM
  Other income                                                  89,634             92,814         (3,180)        (3.4)
                                                           -----------        -----------      ---------
      Total noninterest income                                 266,970            246,184         20,786          8.4
                                                           -----------        -----------      ---------

NONINTEREST EXPENSE
  Salaries and employee benefits                               253,101            230,267         22,834          9.9
  Net occupancy expense                                         41,911             36,525          5,386         14.7
  Equipment expense                                             39,238             34,427          4,811         14.0
  Goodwill and other intangibles amortization                   25,148             12,462         12,686        101.8
  Other expense                                                173,850            180,440         (6,590)        (3.7)
                                                           -----------        -----------      ---------
      Total noninterest expense                                533,248            494,121         39,127          7.9
                                                           -----------        -----------      ---------

      EARNINGS BEFORE INCOME TAXES                             306,989            286,389         20,600          7.2
Applicable income taxes                                        103,875            102,524          1,351          1.3
                                                           -----------        -----------      ---------
      NET EARNINGS                                         $   203,114        $   183,865      $  19,249         10.5
                                                           ===========        ===========      =========

      NET EARNINGS APPLICABLE TO COMMON SHARES               $ 202,210        $   182,764      $  19,446         10.6
                                                           ============       ===========      =========

EARNINGS PER COMMON SHARE
    Basic                                                    $    1.42        $      1.33      $    0.09          6.8
    Diluted                                                       1.40               1.30           0.10          8.0

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
    Basic                                                      142,417            137,011          5,406          3.9
    Diluted                                                    144,737            141,973          2,764          1.9

                           UNION PLANTERS CORPORATION
                        SUMMARY OF CONSOLIDATED RESULTS
                                  (UNAUDITED)

                                                                         SIX MONTHS ENDED
                                                                            JUNE 30,
                                                                  ---------------------------
                                                                      1999           1998         VARIANCE    PERCENTAGE
                                                                  -----------     -----------     --------    ----------
                                                                     (DOLLARS IN THOUSANDS)
Interest income                                                   $ 1,119,886     $ 1,160,955     $(41,069)     (3.5)%
Interest expense                                                     (512,600)       (550,379)      37,779      (6.9)
                                                                  -----------     -----------     --------
     NET INTEREST INCOME                                              607,286         610,576       (3,290)     (0.5)
PROVISION FOR LOSSES ON LOANS                                         (34,019)        (76,250)      42,231     (55.4)
                                                                  -----------     -----------     --------
     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS          573,267         534,326       38,941       7.3
NONINTEREST INCOME
   Service charges on deposit accounts                                 81,390          75,510        5,880       7.8
   Mortgage banking revenue                                            51,702          43,269        8,433      19.5
   Bank card income                                                    11,043          20,418       (9,375)    (45.9)
   Factoring commissions                                               14,431          14,741         (310)     (2.1)
   Trust service income                                                13,714          12,731          983       7.7
   Profits and commissions from trading activities                      1,864           3,431       (1,567)    (45.7)
   Other income                                                        70,657          65,014        5,643       8.7
                                                                  -----------     -----------     --------
            Total noninterest income                                  244,801         235,114        9,687       4.1
                                                                  -----------     -----------     --------
NONINTEREST EXPENSE
   Salaries and employee benefits                                     253,101         230,267       22,834       9.9
   Net occupancy expense                                               41,911          36,525        5,386      14.7
   Equipment expense                                                   39,238          34,427        4,811      14.0
   Goodwill and other intangibles amortization                         25,148          12,462       12,686     101.8
   Other expense                                                      173,589         163,414       10,175       6.2
                                                                  -----------     -----------     --------
            Total noninterest expense                                 532,987         477,095       55,892      11.7
                                                                  -----------     -----------     --------

     EARNINGS BEFORE MERGER-RELATED CHARGES, OTHER
         SIGNIFICANT ITEMS, AND INCOME TAXES                          285,081         292,345       (7,264)     (2.5)

MERGER-RELATED CHARGES AND OTHER SIGNIFICANT ITEMS
   Gain on sale of the credit card portfolio                            3,268              --        3,268        NM
   Gain on securitization and sale of FHA/VA loans                      5,317          19,605      (14,288)    (72.9)
   Gain on sale of ARM loans                                            5,041              --        5,041        NM
   Gain on sale of corporate trust business                             2,417              --        2,417        NM
   Net gain on sales of branches and other selected assets              2,934           8,190       (5,256)    (64.2)
   Investment securities gains (losses)                                 3,192         (16,730)      19,922        NM
   Merger-related expenses                                                 --         (18,335)      18,335        NM
   Charter consolidation and other charges related to
     ongoing integration of operations                                     --            (695)         695        NM
   Other, net                                                            (261)          2,009       (2,270)       NM
                                                                  -----------     -----------     --------
     EARNINGS BEFORE INCOME TAXES                                     306,989         286,389       20,600       7.2
Applicable income taxes                                              (103,875)       (102,524)      (1,351)      1.3
                                                                  -----------     -----------     --------
     NET EARNINGS                                                 $   203,114     $   183,865     $ 19,249      10.5 %
                                                                  ===========     ===========     ========

NET EARNINGS                                                      $   203,114     $   183,865     $ 19,249      10.5 %
MERGER-RELATED CHARGES AND OTHER SIGNIFICANT
  ITEMS, NET OF TAXES                                                 (13,387)          6,603      (19,990)       NM
GOODWILL AND OTHER INTANGIBLES AMORTIZATION,
  NET OF TAXES                                                         20,557          11,840        8,717      73.6
                                                                  -----------     -----------     --------
EARNINGS BEFORE MERGER-RELATED CHARGES,
  OTHER SIGNIFICANT ITEMS, AND GOODWILL AND
  OTHER INTANGIBLES AMORTIZATION, NET OF TAXES                    $   210,284     $   202,308     $  7,976       3.9 %
                                                                  ===========     ===========     ========

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES


                                                                                 THREE MONTHS ENDED JUNE 30,
                                                            ----------------------------------------------------------------------
                                                                             1999                            1998
                                                            ----------------------------------------------------------------------
                                                                            INTEREST   FTE                    INTEREST       FTE
                                                              AVERAGE        INCOME/  YIELD/    AVERAGE        INCOME/      YIELD/
                                                              BALANCE        EXPENSE   RATE     BALANCE        EXPENSE      RATE
                                                            ------------   ---------- ------  ------------   -----------   -------
                                                                                   (DOLLARS IN THOUSANDS)
ASSETS
     Interest-bearing deposits at
       financial institutions                               $     31,606   $      450  5.71%  $     38,760   $       519    5.37%
     Federal funds sold and securities
        purchased under agreements to resell                      75,924          963  5.09        353,374         4,834    5.49
     Trading account assets                                      256,247        3,934  6.16        177,835         2,803    6.32
     Investment securities (1)(2)
       Taxable securities                                      7,020,196      107,518  6.14      6,103,535        95,460    6.27
       Tax-exempt securities                                   1,337,229       25,991  7.80      1,061,626        20,561    7.77
                                                            ------------   ----------         ------------   -----------
          Total investment securities                          8,357,425      133,509  6.41      7,165,161       116,021    6.49

     Loans, net of unearned income (1),(3),(4)                20,916,423      436,052  8.36     20,603,195       471,190    9.17
                                                            ------------   ----------         ------------   -----------
          TOTAL EARNING ASSETS (1),(2),(3),(4)                29,637,625      574,908  7.78     28,338,325       595,367    8.43
                                                                           ----------                        -----------
     Cash and due from banks                                   1,081,436                           957,447
     Premises and equipment                                      581,790                           543,441
     Allowance for losses on loans                              (349,409)                         (331,259)
     Goodwill and other intangibles                              717,830                           248,674
     Other assets                                              1,319,526                           990,701
                                                            ------------                      ------------
          TOTAL ASSETS                                      $ 32,988,798                      $ 30,747,329
                                                            ============                      ============

LIABILITIES AND SHAREHOLDERS'  EQUITY
     Money market accounts                                  $  4,323,100       29,299  2.72%  $  3,135,995        30,377    3.89%
     Savings deposits                                          4,793,308       25,443  2.13      4,375,238        24,049    2.20
     Certificates of deposit of
      $100,000 and over                                        2,286,601       30,016  5.27      2,860,706        41,136    5.77
     Other time deposits                                       9,829,513      121,538  4.96      9,347,895       126,625    5.43
     Short-term borrowings
       Federal funds purchased and securities sold under
          agreements to repurchase                             2,056,357       22,615  4.41      1,460,259        18,590    5.11
       Other                                                     281,114        3,473  4.96         67,516         1,813   10.77
     Long-term debt
       Federal Home Loan Bank advances                           209,468        2,600  4.98      1,121,094        14,638    5.24
       Subordinated capital notes                                479,874        7,704  6.44        484,744         8,319    6.88
       Medium-term bank notes                                    105,000        1,761  6.73        135,000         2,236    6.64
       Trust preferred securities                                199,022        4,128  8.32        198,987         4,128    8.32
       Other                                                     255,670        5,135  8.06        339,191         7,968    9.42
                                                            ------------   ----------         ------------   -----------
          TOTAL INTEREST-BEARING LIABILITIES                  24,819,027      253,712  4.10     23,526,625       279,879    4.77
     Noninterest-bearing demand deposits                       4,476,077                         3,597,234
                                                            ------------   ----------         ------------   -----------
          TOTAL SOURCES OF FUNDS                              29,295,104      253,712           27,123,859       279,879
                                                                           ----------                        -----------
     Other liabilities                                           693,587                           707,255
     Shareholders' equity
       Preferred stock                                            22,706                            30,045
       Common equity                                           2,977,401                         2,886,170
                                                            ------------                      ------------
          Total shareholders' equity                           3,000,107                         2,916,215
                                                            ------------                      ------------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $ 32,988,798                      $ 30,747,329
                                                            ============                      ============
     NET INTEREST INCOME (1)                                               $  321,196                        $   315,488
                                                                           ==========                        ===========
     INTEREST RATE SPREAD (1)                                                          3.68%                                3.66%
                                                                                       ====                                 ====
     NET INTEREST MARGIN (1)                                                           4.35%                                4.47%
                                                                                       ====                                 ====

     TAXABLE-EQUIVALENT ADJUSTMENTS
               Loans                                                       $    1,249                        $     3,090
               Securities                                                       8,358                              5,572
                                                                           ----------                        -----------
                         Total                                             $    9,607                        $     8,662
                                                                           ==========                        ===========

----------
(1) Taxable-equivalent yields are calculated assuming a 35% Federal income tax rate.
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.
(3) Includes loan fees in both interest income and the calculation of the yield on loans.
(4) Includes loans on nonaccrual status.

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES


                                                                                  THREE MONTHS ENDED
                                                    -------------------------------------------------------------------------------
                                                                JUNE 30, 1999                             MARCH 31, 1999
                                                    --------------------------------------   --------------------------------------
                                                                      INTEREST       FTE                       INTEREST       FTE
                                                      AVERAGE          INCOME/      YIELD/     AVERAGE          INCOME/      YIELD/
                                                      BALANCE          EXPENSE       RATE      BALANCE          EXPENSE       RATE
                                                    -----------     -----------     ------   ------------      ---------     ------
ASSETS                                                         (DOLLARS IN THOUSANDS)                     (DOLLARS IN THOUSANDS)
  Interest-bearing deposits at
    financial institutions                          $    31,606     $       450      5.71 %  $    120,476      $     987      3.32%
  Federal funds sold and securities
     purchased under agreements to resell                75,924             963      5.09          75,954            869      4.64
  Trading account assets                                256,247           3,934      6.16         238,811          3,595      6.11
  Investment securities (1) and (2)
    Taxable securities                                7,020,196         107,518      6.14       7,127,846        106,580      6.06
    Tax-exempt securities                             1,337,229          25,991      7.80       1,319,689         25,746      7.91
                                                    -----------     -----------              ------------      ---------
       Total investment securities                    8,357,425         133,509      6.41       8,447,535        132,326      6.35

  Loans, net of unearned income (1), (3), and (4)    20,916,423         436,052      8.36      20,453,815        426,254      8.45
                                                    -----------     -----------              ------------      ---------
       Total earning assets (1), (2), (3), and (4)   29,637,625         574,908      7.78      29,336,591        564,031      7.80
                                                                    -----------                                ---------
  Cash and due from banks                             1,081,436                                 1,008,050
  Premises and equipment                                581,790                                   566,337
  Allowance for losses on loans                        (349,409)                                 (342,679)
  Goodwill and other intangibles                        717,830                                   491,474
  Other assets                                        1,319,526                                 1,290,257
                                                    ------------                             ------------
       TOTAL ASSETS                                 $ 32,988,798                             $ 32,350,030
                                                    ============                             ============

LIABILITIES AND SHAREHOLDERS'  EQUITY
  Money market accounts                             $  4,323,100         29,299      2.72%   $  3,564,252         33,428      3.80%
  Savings deposits                                     4,793,308         25,443      2.13       5,047,427         20,622      1.66
  Certificates of deposit of
    $100,000 and over                                  2,286,601         30,016      5.27       2,492,888         33,480      5.45
  Other time deposits                                  9,829,513        121,538      4.96       9,879,643        125,474      5.15
  Short-term borrowings
    Federal funds purchased and securities sold under
       agreements to repurchase                        2,056,357         22,615      4.41       1,754,258         19,137      4.42
    Other                                                281,114          3,473      4.96           2,571            117     18.46
  Long-term debt
    Federal Home Loan Bank advances                      209,468          2,600      4.98         595,347          7,350      5.01
    Subordinated capital notes                           479,874          7,704      6.44         480,702          7,849      6.62
    Medium-term bank notes                               105,000          1,761      6.73         105,000          1,761      6.80
    Trust preferred securities                           199,022          4,128      8.32         199,013          4,128      8.41
    Other                                                255,670          5,135      8.06         306,745          5,542      7.33
                                                    ------------    -----------              ------------      ---------
       Total interest-bearing liabilities             24,819,027        253,712      4.10      24,427,846        258,888      4.30
  Noninterest-bearing demand deposits                  4,476,077             --                 4,303,509             --
                                                    ------------    -----------              ------------      ---------
       Total sources of funds                         29,295,104        253,712                28,731,355        258,888
                                                                    -----------                                ---------
  Other liabilities                                      693,587                                  661,842
  Shareholders' equity
    Preferred stock                                       22,706                                   23,190
    Common equity                                      2,977,401                                2,933,643
                                                    ------------                             ------------
       Total shareholders' equity                      3,000,107                                2,956,833
                                                    ------------                             ------------
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $ 32,988,798                             $ 32,350,030
                                                    ============                             ============
  NET INTEREST INCOME (1)                                           $   321,196                                $ 305,143
                                                                    ===========                                =========
  INTEREST RATE SPREAD (1)                                                           3.68%                                    3.50%
                                                                                     ====                                    =====
  NET INTEREST MARGIN (1)                                                            4.35%                                    4.22%
                                                                                     ====                                    =====

  TAXABLE-EQUIVALENT ADJUSTMENTS
            Loans                                                   $     1,249                                  $ 1,160
            Securities                                                    8,358                                    8,286
                                                                    -----------                                ---------
                      Total                                         $     9,607                                  $ 9,446
                                                                    ===========                                =========

(1) Taxable-equivalent yields are calculated assuming a 35% Federal income tax rate.
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.
(3) Includes loan fees in both interest income and the calculation of the yield on loans.
(4) Includes loans on nonaccrual status.

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES


                                                                             SIX MONTHS ENDED JUNE 30,
                                                    -----------------------------------------------------------------------------
                                                                   1999                                     1998
                                                    -----------------------------------     -------------------------------------
                                                                     INTEREST     FTE                        INTEREST       FTE
                                                       AVERAGE        INCOME/    YIELD/       AVERAGE         INCOME/      YIELD/
                                                       BALANCE        EXPENSE     RATE        BALANCE         EXPENSE       RATE
                                                    ------------     ----------  ------     ------------    -----------    ------
ASSETS                                                                         (DOLLARS IN THOUSANDS)
     Interest-bearing deposits at
       financial institutions                       $     75,796     $    1,437   3.82%     $     37,394    $     1,027      5.54%
     Federal funds sold and securities
        purchased under agreements to resell              75,939          1,832   4.86           427,542         11,668      5.50
     Trading account assets                              247,577          7,529   6.13           180,499          5,823      6.51
     Investment securities (1) (2)
       Taxable securities                              7,073,724        214,098   6.10         5,680,162        179,638      6.38
       Tax-exempt securities                           1,328,507         51,737   7.85         1,008,885         39,739      7.94
                                                    ------------     ----------             ------------    -----------
          Total investment securities                  8,402,231        265,835   6.38         6,689,047        219,377      6.61

     Loans, net of unearned income (1), (3), (4)      20,686,397        862,305   8.41        20,631,009        939,950      9.19
                                                    ------------     ----------             ------------    -----------
          TOTAL EARNING ASSETS (1), (2), (3), (4)     29,487,940      1,138,938   7.79        27,965,491      1,177,845      8.49
                                                                     ----------                             -----------
     Cash and due from banks                           1,044,945                                 949,022
     Premises and equipment                              574,106                                 539,892
     Allowance for losses on loans                      (346,063)                               (331,360)
     Goodwill and other intangibles                      605,277                                 235,042
     Other assets                                      1,304,974                                 988,039
                                                    ------------                            ------------
          TOTAL ASSETS                              $ 32,671,179                            $ 30,346,126
                                                    ============                            ============

LIABILITIES AND SHAREHOLDERS'  EQUITY
     Money market accounts                          $  3,945,773         62,727   3.21%     $ 3,143,079          60,178      3.86%
     Savings deposits                                  4,919,665         46,065   1.89         4,314,379         47,912      2.24
     Certificates of deposit of
       $100,000 and over                               2,389,174         63,496   5.36         2,839,027         81,991      5.82
     Other time deposits                               9,854,440        247,012   5.05         9,351,441        252,357      5.44
     Short-term borrowings
       Federal funds purchased and securities sold under
          agreements to repurchase                     1,906,142         41,741   4.42         1,378,770         34,941      5.11
       Other                                             142,612          3,601   5.09            79,096          3,172      8.09
     Long-term debt
       Federal Home Loan Bank advances                   401,341          9,951   5.00         1,130,303         28,818      5.14
       Subordinated capital notes                        480,285         15,554   6.53           358,417         12,616      7.10
       Medium-term bank notes                            105,000          3,523   6.77           135,000          4,472      6.68
       Trust preferred securities                        199,018          8,255   8.36           198,983          8,256      8.37
       Other                                             281,067         10,675   7.66           335,602         15,666      9.41
                                                    ------------     ----------             ------------    -----------
          TOTAL INTEREST-BEARING LIABILITIES          24,624,517        512,600   4.20        23,264,097        550,379      4.77
     Noninterest-bearing demand deposits               4,390,270             --                3,495,844
                                                    ------------     ----------             ------------    -----------
          TOTAL SOURCES OF FUNDS                      29,014,787        512,600               26,759,941        550,379
                                                                     ----------                             -----------
     Other liabilities                                   677,763                                 688,284
     Shareholders' equity
       Preferred stock                                    22,947                                  38,352
       Common equity                                   2,955,682                               2,859,549
                                                    ------------                            ------------
          Total shareholders' equity                   2,978,629                               2,897,901
                                                    ------------                            ------------
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $ 32,671,179                            $ 30,346,126
                                                    ============                            ============
     NET INTEREST INCOME (1)                                         $  626,338                             $   627,466
                                                                     ==========                             ===========
     INTEREST RATE SPREAD (1)                                                     3.59%                                      3.72%
                                                                                  ====                                       ====
     NET INTEREST MARGIN (1)                                                      4.28%                                      4.52%
                                                                                  ====                                       ====

     TAXABLE-EQUIVALENT ADJUSTMENTS
               Loans                                                 $    2,408                             $     6,075
               Securities                                                16,644                                  10,815
                                                                     ----------                             -----------
                         Total                                       $   19,052                             $    16,890
                                                                     ==========                             ===========

(1) Taxable-equivalent yields are calculated assuming a 35% Federal income tax rate.
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.
(3) Includes loan fees in both interest income and the calculation of the yield on loans.
(4) Includes loans on nonaccrual status.